Exhibit 99.2

BRISTOL-MYERS SQUIBB COMPANY

NET SALES

FOR THE PERIOD ENDED MARCH 31, 2004

($ in millions)

					Percentage Change
					Including	Excluding
	2004		2003		Foreign	Foreign
Year-to-Date	Amount	% of Total	Amount	% of Total	Exchange	Exchange

Pharmaceuticals	$3,691	71.2%	$3,365	71.2%	10%	4%

US Pharmaceuticals	1,926	37.2%	1,889	40.0%	2%	2%
Primary Care	1,381	26.7%	1,417	30.0%	-3%	-3%
Oncology/Virology	432	8.3%	435	9.2%	-1%	-1%
Neuroscience	113	2.2%	37	0.8%	*	*

Latin America/Canada	251	4.8%	214	4.5%	17%	10%

Europe and Middle East Medicines	1,189	22.9%	985	20.8%	21%	4%

Asia/Pacific Medicines	268	5.2%	226	4.8%	19%	7%

Oncology Therapeutics Network	555	10.7%	520	11.0%	7%	7%

Nutritionals	502	9.7%	458	9.7%	10%	9%

Other Healthcare	433	8.4%	385	8.1%	12%	6%

ConvaTec	217	4.2%	181	3.8%	20%	9%

Medical Imaging	139	2.7%	121	2.5%	15%	13%

Consumer Medicines	77	1.5%	83	1.8%	-7%	-10%

Total Company	$5,181	100.0%	$4,728	100.0%	10%	5%

BRISTOL-MYERS SQUIBB COMPANY

SEGMENT SALES AND COMPOSITION OF CHANGE IN SALES

FOR THE PERIOD ENDED MARCH 31, 2004

(DOLLARS IN MILLIONS)

		Therapeutics			Medical	Consumer	Total
YEAR-TO-DATE	Pharmaceuticals	Network	Nutritionals	Convatec	Imaging	Medicines	Company
Price Increases(Decreases)	-2%	—	2%	—	6%	—	-1%
Foreign Exchange	6%	—	1%	11%	2%	3%	5%
Volume	6%	7%	7%	9%	7%	-10%	6%
Total Change	10%	7%	10%	20%	15%	-7%	10%

Total 2004 Period to Date Sales	$3,691	$555	$502	$217	$139	$77	$5,181
Total 2003 Period to Date Sales	$3,365	$520	$458	$181	$121	$83	$4,728

BRISTOL-MYERS SQUIBB COMPANY
2004 THREE MONTH REVIEW
($ in Millions)

Corporate Overview

	2004	% of Total	2003	% of Total	% Var.
Revenues:

Pharmaceuticals	$3,691	71.2%	$3,365	71.2%	10%
Oncology Therapeutics Network	555	10.7%	520	11.0%	7%
Nutritionals	502	9.7%	458	9.7%	10%
Other Healtcare	433	8.4%	385	8.1%	12%
ConvaTec	217	4.2%	181	3.8%	20%
Medical Imaging	139	2.7%	121	2.5%	15%
Consumer Medicines	77	1.5%	83	1.8%	-7%
	5,181	100.0%	4,728	100.0%	10%

		% of Sales		% of Sales	% Var.
Expenses:

COGS	1,899	36.7%	1,709	36.1%	11%
SG&A	1,234	23.8%	1,100	23.3%	12%
Adv. & Promo.	316	6.1%	315	6.7%	—
R&D	583	11.3%	475	10.0%	23%
Gain on sale of businesses	(295)	-5.7%	—	—	-100%
Provision for restructuring and other items	12	0.2%	12	0.3%	—
Litigation income	—	—	(21)	-0.4%	100%
Equity in net income of affiliates	(75)	-1.5%	(22)	-0.5%	*
Other (Inc)/Exp, net	38	0.7%	(3)	-0.1%	*

	3,712	71.6%	3,565	75.4%	4%

Earnings Before Minority Interest and Income Taxes	1,469	28.4%	1,163	24.6%	26%
Provision for income taxes	398		316
Minority interest, net of taxes	107		55
Net Earnings	$964	18.6%	$792	16.8%	22%

Earnings Per Share - Basic	$0.50		$0.41		22%
Average Shares - Basic	1,939		1,936

Earnings Per Share - Diluted	$0.49		$0.41		20%
Average Shares - Diluted	1,976		1,940

* in excess of 200%

Selected Products	Worldwide Sales $ in Millions	% Var.	Change in U.S. Rx Demand YTD 04 vs. YTD 03

Plavix	$697	71%	30%
Pravachol/Pravigard Pac	671	9%	-1%
Enfamil	208	26%	N/A
Avapro/Avalide	197	13%	17%
Sustiva	139	-7%	7%
Ostomy	127	14%	N/A
Glucovance	102	-6%	—
Wound Therapeutics	87	28%	N/A
Videx/Videx EC	71	-1%	-1%
Zerit	58	-50%	-30%
Coumadin	37	-58%	-18%
Glucophage XR	19	-81%	-70%

Other (Income)/Expense
	2004	2003

Interest Expense	69	81
Interest Income	(17)	(20)
Foreign Exchange	17	(40)
Other - net	(31)	(24)
	38	(3)

BRISTOL-MYERS SQUIBB COMPANY
WORLDWIDE SALES BY PRODUCT
FOR THE THREE MONTHS ENDED MARCH 31, 2004
($ in millions)

	WORLDWIDE			INTERNATIONAL *			DOMESTIC *
	2004	2003	% growth	2004	2003	% growth	2004	2003	% growth

Total Company	$5,181	$4,728	10%	$2,118	$1,798	18%	$3,063	$2,930	5%

PHARMACEUTICALS	3,691	3,365	10%	1,725	1,451	19%	1,966	1,914	3%

Cardiovasculars	1,748	1,489	17%	674	545	24%	1,074	944	14%
Plavix	697	408	71%	112	73	53%	585	335	75%
Pravachol/Pravigard Pac	671	613	9%	328	271	21%	343	342	—
Avapro/ Avalide	197	175	13%	81	58	40%	116	117	-1%
Monopril	65	123	-47%	66	58	14%	(1)	65	-102%
Capoten/Captopril	46	49	-6%	46	49	-6%	—	—	—
Coumadin	37	88	-58%	6	5	20%	31	83	-63%

Anti-Cancer	543	483	12%	303	258	17%	240	225	7%
TAXOL	243	209	16%	229	192	19%	14	17	-18%
Paraplatin	228	209	9%	30	27	11%	198	182	9%
Erbitux	17	—	—	—	—	—	17	—	—

Anti-Infectives	649	700	-7%	384	349	10%	265	351	-25%
Sustiva	139	150	-7%	63	46	37%	76	104	-27%
Reyataz	75	—	—	9	—	—	66	—	—
Cefzil	72	113	-36%	30	25	20%	42	88	-52%
Videx/ Videx EC	71	72	-1%	42	37	14%	29	35	-17%
Zerit	58	115	-50%	42	48	-13%	16	67	-76%
Maxipime	44	42	5%	44	42	5%	—	—	—
Tequin	39	58	-33%	11	8	38%	28	50	-44%

Central Nervous System	46	82	-44%	40	40	—	6	42	-86%
Sinemet	23	23	—	21	19	11%	2	4	-50%
BuSpar	5	14	-64%	7	8	-13%	(2)	6	-133%
Serzone	(1)	29	-103%	—	4	-100%	(1)	25	-104%

Other Pharmaceuticals
Glucophage Franchise	161	247	-35%	6	4	50%	155	243	-36%
Glucovance	102	108	-6%	2	1	100%	100	107	-7%
Glucophage	31	37	-16%	4	3	33%	27	34	-21%
Glucophage XR	19	101	-81%	—	—	—	19	101	-81%
Metaglip	9	1	***	—	—	—	9	1	***
Abilify**	115	37	***	2	—	—	113	37	***

ONCOLOGY THERAPEUTICS NETWORK	555	520	7%	—	—	—	555	520	7%

NUTRITIONALS	502	458	10%	252	228	11%	250	230	9%

Infant Formulas	339	274	24%	121	101	20%	218	173	26%
Enfamil	208	165	26%	66	55	20%	142	110	29%

Other Nutritional Products
Toddler/Children’s Nutritionals	114	101	13%	114	101	13%	—	—	—
Adult Consumer Nutritionals	22	33	-33%	9	11	-18%	13	22	-41%

OTHER HEALTHCARE	433	385	12%	188	165	14%	245	220	11%

CONVATEC PRODUCTS	217	181	20%	146	118	24%	71	63	13%
Ostomy	127	111	14%	87	74	18%	40	37	8%
Wound Therapeutics	87	68	28%	57	43	33%	30	25	20%

MEDICAL IMAGING	139	121	15%	19	19	—	120	102	18%
Cardiolite	92	75	23%	9	10	-10%	83	65	28%

CONSUMER MEDICINES	77	83	-7%	23	28	-18%	54	55	-2%

*

This table presents Total Company sales on a legal entity source basis and segment and product sales on a country management reported basis. As a result, the sum of segment sales for International and for Domestic do not tie to the Total Company International and Domestic sales shown above.

**	Includes alliance revenue from the co-promotional agreement with Otsuka Pharmaceutical Co., Ltd.

***	In Excess of 200%

BRISTOL-MYERS SQUIBB COMPANY
EARNINGS BEFORE MINORITY INTEREST AND INCOME TAXES
EXCLUDING SPECIFIED ITEMS

	2003
	Q1	Q2	Q3	Q4	TOTAL YEAR
Earnings Before Minority Interest and Income Taxes	$1,163	$1,247	$1,361	$923	$4,694

Specified items:
Provision for restructuring / other	26	4	55	110	195
Litigation (recoveries) / charges	(21)	(41)	(4)	265	199

Earnings Before Minority Interest and Income Taxes Excluding Specified Items	$1,168	$1,210	$1,412	$1,298	$5,088

	2004
	Q1				TOTAL YEAR

Earnings Before Minority Interest and Income Taxes	$1,469				$1,469

Specified items:
Gain on sale of businesses	(295)				(295)
Provision for restructuring / other	34				34

Earnings Before Minority Interest and Income Taxes Excluding Specified Items	$1,208				$1,208

BRISTOL-MYERS SQUIBB COMPANY
DILUTED EARNINGS PER COMMON SHARE
EXCLUDING SPECIFIED ITEMS

	2003
	Q1	Q2	Q3 *	Q4	TOTAL YEAR *
Diluted Earnings per Common Share	$0.41	$0.46	$0.47	$0.26	$1.59

Specified items:
Provision for restructuring / other	0.01	—	0.02	0.04	0.07
Litigation (recoveries) / charges	(0.01)	(0.01)	—	0.13	0.11

Diluted Earnings per Common Share Excluding Specified Items *	$0.41	$0.45	$0.48	$0.43	$1.78

	2004
	Q1				TOTAL YEAR

Diluted Earnings per Common Share	$0.49				$0.49

Specified items:
Gain on sale of businesses	(0.09)				(0.09)
Provision for restructuring / other	0.01				0.01

Diluted Earnings per Common Share Excluding Specified Items	$0.41				$0.41

* amounts may not add due to rounding of individual calculations.

BRISTOL-MYERS SQUIBB COMPANY
SELECT ADDITIONAL FINANCIAL INFORMATION

	($ in Millions)
	March 31, 2004	December 31, 2003
Balance Sheet Items

Cash, cash equivalents and marketable debt securities	$6,617	$5,457
Receivables, net of allowances	3,106	3,646

Short-term borrowings	776	127
Long-term debt	8,635	8,522

Stockholders’ equity	$10,533	$9,786

Other Items

For the three months ended March 31, 2004:

Quarterly Dividend	$.28/share

Gross Margin	63.3%

Capital Expenditures and Capitalized Software	$163 million

BRISTOL-MYERS SQUIBB COMPANY
2004 DILUTED EPS IMPACT OF PROJECTED SPECIFIED ITEMS

Diluted EPS Impact

Estimated Gain on sale of Adult Nutritional Business	$0.10

Anticipated restructuring/relocation	(0.07)

Preliminary estimate of charge for in-process research and development from acquisition of Acordis	(0.03)

Licensing Milestones	(0.01)

Total	$(0.01)